Intangible Assets, Net	6 Months Ended
Mar. 31, 2023
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 8 – INTANGIBLE ASSETS, NET

Intangible assets, net as of March 31, 2023 and September 30, 2022 consisted of the following:

	March 31,	September 30,
	2023	2022
	(Unaudited)
Purchased software, cost	$1,012,235	$955,266
Purchased patent, cost	1,100,000	1,100,000
Capitalized software, cost	1,909,581	1,843,571
Total intangible assets, at cost	4,021,816	3,898,837
Less: accumulated amortization	(1,232,513)	(930,092)
Intangible assets, net	$2,789,303	$2,968,745

For the six months ended March 31,2023, the Company purchased software of $326,018, but did not purchase any patent rights from third-party supplier or developed any new capitalized software. The increase in the amount of capitalized software compared to September 30, 2022, is due to the impact of exchange rate fluctuations.

Amortization expense for intangible assets were $213,300 and $96,747 for the he six months ended March 31,2023 and 2022, respectively. The increase in the amortization amount of intangible assets in the current period is due to the capitalization of a software as of September 30, 2022. For the he six months ended March 31,2023 and September 30, 2022, the Company recorded no impairment of intangible asset, nor pledged intangible asset to secure bank loans.

Estimated future amortization expense for intangible assets is as follows as of March 31, 2023:

12 months ended March 31,	Amortization expense

2024	$673,430
2025	673,430
2026	601,916
2027	601,916
2028	238,611
Total	$2,789,303